                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ASHFORD.COM, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   Delaware                                    76-0565398
  ----------------------------------------               ----------------------
  (STATE OF INCORPORATION OR ORGANIZATION)                 (I.R.S. Employer
                                                         Identification Number)

          3800 Buffalo Speedway, Suite 400
                  Houston, Texas                                 77098
  ----------------------------------------                     ----------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box.

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box.

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
       TO BE SO REGISTERED                    EACH CLASS IS TO BE REGISTERED

         Not Applicable                              Not Applicable
------------------------------             -------------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         COMMON STOCK, $0.001 PAR VALUE
--------------------------------------------------------------------------------
                                (TITLE OF CLASS)
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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-82759).


ITEM 2.           EXHIBITS.

       EXHIBIT
       NUMBER                 DESCRIPTION
       -------                -----------

         1.1 Specimen Common Stock certificate - incorporated herein by reference to Exhibit 4.2 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-82759).

         2.1      Certificate of Incorporation of Registrant, as amended to date
                  - incorporated herein by reference to Exhibit 3.1 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-82759).

         2.2 Form of Amended and Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering incorporated herein by reference to
                  Exhibit 3.2 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-82759).

         2.3      Bylaws of Registrant - incorporated herein by reference to
                  Exhibit 3.3 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-82759).

         2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No. 333-82759).



                                       2
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           ASHFORD.COM, INC.


Date:    September 16, 1999                By: /s/ Kenneth E. Kurtzman
                                              ----------------------------------
                                                   Kenneth E. Kurtzman
                                                   Chief Executive Officer



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                                INDEX TO EXHIBITS


       EXHIBIT
       NUMBER                 DESCRIPTION
       -------                -----------
         1.1      Specimen Common Stock certificate - incorporated herein by reference to Exhibit 4.2 to Amendment No. 1 to the Company's
                  Registration Statement on Form S-1 (File No. 333-82759).

         2.1      Certificate of Incorporation of Registrant, as amended to date
                  - incorporated herein by reference to Exhibit 3.1 to Amendment
                  No. 1 to the Company's Registration Statement on Form S-1
                  (File No. 333-82759).

         2.2      Form of Amended and Restated Certificate of Incorporation of
                  Registrant to be filed upon the closing of the Registrant's initial public offering incorporated herein by reference to
                  Exhibit 3.2 to Amendment No. 1 to the Company's Registration
                  Statement on Form S-1 (File No. 333-82759).

         2.3      Bylaws of Registrant - incorporated herein by reference to
                  Exhibit 3.3 to Amendment No. 1 to the Company's Registration
                  Statement on Form S-1 (File No. 333-82759).

         2.4 Form of Bylaws of Registrant to be filed upon the closing of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.4 to Amendment No. 1 to the Company's Registration Statement on Form S-1 (File No.
                  333-82759).